NOTICE OF ANNUAL MEETING
                           TO BE HELD XXX,XX,2002

                    To the shareholders of The O'Higgins Fund

NOTICE HEREBY GIVEN that the Annual Meeting of The O'Higgins Fund will be held at 1375 Anthony Wayne Drive, Wayne, Pennsylvania 19087 on XXXXX XX, 2002 at 7:30 PM for the following purposes.


1) To elect or reject six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accounts to audit and certify financial statements o the Fund for the fiscal year ending December 31, 2002.

3) To ratify or reject complementation of the O'Higgins "Beating the Dow - with Bonds" strategies by granting approval to allow the Fund to be able to invest up to 20% of its assets to seek capital gains and income through the purchase of securities such as gold mining stocks, foreign company stocks traded in the United States and options that move inversely with the major US stock indicies. While these securities are beyond the strategies of the Fund stated in its Prospectus, they are totally acceptable according to the Investment Restrictions given in its Statement of Additional Information. This modification is being subjected to shareholder selection to allow management to be more responsive to changing world conditions.

4) To transact such other business as may properly come before the meeting or any general adjournments thereof.





               PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF
                YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON


                 PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED













                                                             XXXXXX XX, 2002


Dear Shareholders:

The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:

A. Information We Collect - Our application forms contain names, addresses, phone numbers, W9 status and social security or tax ID numbers for regular accounts. Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your security transactions such as your account balances and transaction histories.

B. Our Disclosure Statement -We only disclose personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle regular transactions internally, the number of emplo-yees that even see your information is limited. However, funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Co. to provide this service which requires that we disclose our IRA shareholder name and address list to it on an annual basis. In this regard, we have forwarded a letter requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than that required by law.


You may call 1-800-548-1942 if there are any questions about our Regulation S-P status.



Respectfully submitted



/s Bernard B. Klawans
President


















                              PROXY STATEMENT
                             THE O'HIGGINS FUND

                           1375 Anthony Wayne Dr.
                   Wayne, PA. 19087   Tel. 1-800-548-1942


Enclosed herewith is notice of an Annual Meeting of Shareholders of The O'Hi-ggins Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on XXXXXX XX, 2002.

The proxy may be revoked at any time before it is exercised either by mail no-tice to the Fund or through resubmittal at a later date. Please place your in-structions on the enclosed one, then sign, date and return it. All costs of so-liciting this proxy will be borne by your Fund. You may also vote in person at the meeting that would override all your previously filed proxies.

The Fund has one class of capital stock of the Fund, having equal voting rights. On XXXX XX, 2002, the date of record, there were XXX,XXX shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote.


                     PROPOSAL #1:  ELECTION OF DIRECTORS

The six directors listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All officers of the Fund are also presented in the fol-lowing table.

Name, Address  Position in  Term of Office  Principal    Number of      Other
 and Age       the Fund           &         Occupation   Portfolios   Dorctor-
                            Length of Time  Past 5 Years in Fund Com-  ships
                               Served                    plex Overseen Held by
                                                            Director   Director

    Interested Directors & Officers

*Bernard B. Klawans  President Elected for One  President of Both  Two    None
1375 Anthony Wayne Dr   and    Year.   Served   The O'Higgins  &
Wayne PA             Director  Since  Inception   Valley Forge
   81                           Jan. 30 1998         Funds

*William A. Texter   Secretary  Elected for One  Retired Manager    Two    None
551 Red Coat Lane       and     Year.  Served      PECO Energy
Phoenixville PA      Director      Since         Philadelphia PA
55                              Jan 30, 2001

    Other Officers

*Sandra K. Texter    Treasurer  Elected for One  System Analyst      Two    None
551 Red Coat Lane                Year.  Served   Lockeed Martin
Phoenixville PA                    Since         King of Prussia PA
51                               Jan 30. 2001

Dirctors of the Fund who are "interested persons" as defined in the Investment Company Act of 1940. Mr. Klawans is an "interested person" by virtue of his po-sition as the Fund's Investment Adviser. Mr. and Mrs. Texter are "interested persons" because all officers of the Fund are considered to be so.

Name, Address  Position in  Term of Office  Principal    Number of      Other
and Age        the  Fund          &         Occupation   Portfolios     Direc-
                            Length of Time  Past 5 Years in Complex     torships
                               Served                    Overseen by    Held by
                                                         Director       Director
         Independent Directors

Victor J. Belanger   Director   Elected for One  Chief Operational   Two   None
PO Box 96                        Year.  Served   Officer
Princeton Junction NJ           Since Inception  Linearizer Tech. Inc
60                              Jan 30,1998      Rbbinsville NJ

Dr. Gerd H. Dahl     Director   Elected for One  Retired Chemist     Two   None
679 Jefferson Road               Year.  Served   Elf Atochem N. A.
Bryn Mawr PA                    Since Inception  Philadelphia PA
71                              Jan 30, 1998

Dr. James P. King    Director   Elected for One  President           Two   None
904 Breezewood Lane              Year.  Served   Desilube Tech. Inc.
Lansdale PA                     Since Inception  Lansdale PA
70 Jan 30, 1998

Donald A. Peterson   Director   Elected for One  Retired Program     Two   None
3741` Worthington Road           Year.  Served   Manager
Collegeville PA                 Since Inception  Lockeed Martin
61                              Jan 30, 1998     King of Prussia PA

Shareholders have one vote for each share they own for each of six directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will elect each director. All nominees stood for election last year and were overwhelmingly reelected.


                             BOARD MEETINGS AND DIRECTOR DUTIES

Meetings: There were six Board of Directors meetings in 2001. Dr. Dahl attended four and Messrs. Belanger and Peterson attended five. The remaining three direc-tors attended all six.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.

                              FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

    Name             Dollar Range of Equity     Aggregate Dollar Range of Equity
                     Securities in the Fund      Securities in All Registered
                                                 Investment Companies Overseen
                                                     by Director in Family of
                                                       Investment Companies

Bernard B. Klawans        over $100,000                     over $100,000
Sandra K. Texter               none                         over $100,000
William A. Texter         $ 1 to $10,000                  $ 10,001 to $  50,000
Victor J. Belanger        $ 10,000 to $50,000             $ 50,000 to $ 100,000
Dr. Gerd H. Dahl          $ 1 to $10,000                  $ 10,001 to $  50,000
Dr. James P. King         $ 1 to $10,000                  $ 10,001 to $  50,000
Donald A. Peterson        $ 1 to $10,000                    over $100,000


                               RENUMERATION OF DIRECTORS AND OFFICERS

The Fund pays $49.50 a month to Mr. Texter to cover his miscellaneous expenses associated with services rendered as an officer of the Fund. In addition, all directors except Mr. Texter & Mr. Klawans are paid $99 for expenses associated with each Directors meeting they attend. The actual payments in the year 2001 were:

    Name                                        Compensation in the year 2001

     Bernard B. Klawans                                      none*
     William A. Texter                                      $ 594
     Sandra K. Texter                                       $ 1,000**
     Victor J. Belanger                                     $ 495
     Dr. Gerd H. Dahl                                       $ 594
     Dr. James P. King                                      $ 594
     Donald A. Peterson                                     $ 495

* Mr. Klawans serves the Fund in many capacities but only receives compensation in the form of the Advisory Fee for Investment advice paid to the Management Company that he owns.

**Mrs. Texter received the $1,000 fee for rental of computer equipment to the Fund.


                                 BROKERAGE
The fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. Where consistent with best price and execution and in light of its limited re-sources, the Fund will deal with primary market makers in placing over-the-coun-ter portfolio orders. The Fund places all orders for purchase and sale of its securities through its president who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requi-rements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statis-tical services furnished either directly to the Fund or to the Adviser. No ef-fort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these ma-terials and services. In its most recently completed year, 2001, the Fund paid $0 in brokerage commissions. Brokerage commissions were $50 in 2000 and $0 in 1999 largely because all US zero Coupon Bonds were purchased flat. The Board of Directors evaluates and reviews annually the reasonableness of brokerage com-missions paid.


          PROPOASAL #2:  RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends, subject to shareholder approval, Sanville & Company, Certified Public Accountants ("S&C") to audit and certify financial statements of the Fund for the year 2001 since they performed our 2001 audit in an exemplary fashion at competitive prices.

Audit Fees: The annual audit fee charged for the 2001 audit by Sanville & Co. was $4,000. The fee for the year 2002 is expected to be the same. This fee in-cludes charges for the certified audit along with checking the Fund's securities three times a year as required since the Fund acts as self custodian and repor-ting its findings to the Securities and Exchange Commission and the Fund's Board of Directors.

All Other Fees: There were no additional fees charged by S&C for any other aid they provided in the course of events during the audit year 2001 and none are expected during the audit year of 2002.

Financial Information Design: The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors consi-ders whether the performance of each professional service is likely to affect the independence of S&C. Neither S&C nor any of its partners have any direct or material indirect financial interest in the Fund and will provide no non-auditing services. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.


          PROPOSAL #3:  COMPLIMENTATION OF THE FUND'S INVESTMENT STRATEGIES

The O'Higgins Fund was established to follow investment strategies presented in Mr. O'Higgins second book, "Beating the Dow - With Bonds" Harper Collins, 1999. Strict adherence to these strategies has produced positive results on average since inception in early 1998. However conditions in the financial markets have changed and Mr. O'Higgins believes that the Fund would benefit from the ability to deviate slightly from the current strategies by investing in securities such as gold mining stocks, foreign company stocks traded in the United States and options that move inversely with the major US stock indicies. These securities while not eligible for purchase under the "Beating the Dow" strategy do fall well within the limits of the Fund's Investment Restrictions as stated in its Statement of Additional Information.

Your Board of Directors desire shareholder approval for allowing your Fund to be able to invest up to 20% of it's assets at the time of purchase to seek capital gains and income through the purchase of securities such as those mentioned in the above paragraph when they are expected to perform well in the market enviro-nment that Mr. O'Higgins foresees.

This modified policy could increase risk accompanied by higher volatility becau-
se management may misjudge future world conditions.   The Investment Adviser,
Mr. Klawans, has examined the effects expected and agrees with Mr. O'Higgins suggestions. The Board of Directors has considered the risk involved, the com-bined 55 years investment practice of Messrs O'Higgins and Klawans and the ac-tual recommendations. They urge you to vote for the modification.


                             SHAREHOLDER PROPOSALS

Your Fund tentatively expects to hold its next annual meeting in August 2003. Shareholder proposals may be presented at that meeting provided they are recei-ved by the Fund not later than January 4, 2003 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 that sets forth certain requirements.


                               OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other
than those mentioned above.   Should other business come before the meeting,
proxies will be voted in accordance with the view of the Board of Directors.















                  PROXY- SOLICITED BY THE BOARD OF DIRECTORS
      THE O'HIGGINS FUND ANNUAL MEETING OF SHAREHOLDERS XXX. XX, 2002


The annual meeting of The O'HIGGINS FUND will be held XXX. XX, 2002 at 1375 Anthony Wayne Dr., Wayne, PA. at 7:30 P.M. The undersigned hereby appoints Bernard B. Klawans and/or William A. Texter as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all ad-journments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL.THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPER-LY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

   Instructions: To withhold authority to vote for nominees, strike a line th-rough his/their names in the following list.

   Bernard B  Klawans        William A. Texter              Victor J Belanger
   Dr. Gerd H. Dahl          Dr. James P King               Donald A. Peterson

2. Proposal to ratify or reject the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial sta-tements of the Fund for the fiscal year ending December 31, 2002.
        ___                   ___                           ___
       l___l   FOR           l___l   AGAINST               l___l   ABSTAIN

3. Proposal to ratify or reject complementation of the O'Higgins "Beating the Dow - with Bonds" strategy by adding the ability to invest up to 20 percent of total assets outside this strategy within the limits of the Investment Restric-tions placed on the Fund to be responsive to changing world conditions.
        ___                   ___
       l___l   FOR           l___l   AGAINST

4. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.


Dated ___________________, 2002

                                                   _______________________
                                                   Shareholder's Signature





You should review your address and note corrections below.




                                                    ______________________
                                                    Shareholder's Signature